UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 28, 2007

NATIONAL TAX CREDIT INVESTORS II

(Exact name of Registrant as specified in its charter)

            California

        0-20610

  95-1017959

(State or other jurisdiction

(Commission

     (I.R.S. Employer

     of incorporation)

File Number)

  Identification Number)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

Please see description under Item 2.01 below.

Item 2.01

Completion of Acquisition or Disposition of Assets

National Tax Credit Investors II, a California limited partnership (the “Registrant”), has a 99% limited partnership interest in each of the following four Arkansas limited partnerships: Edgewood Limited Partnership (“Edgewood”), Germantown Limited Partnership (“Germantown”), Meadow Lake Limited Partnership (“Meadow Lake”), and Salem Park Limited Partnership (“Salem Park”).  Edgewood owns a 108-unit apartment complex located in Rogers, Arkansas. Germantown owns a 132-unit apartment complex located in Conway, Arkansas. Meadow Lake owns a 108-unit apartment complex located in Searcy, Arkansas. Salem Park owns a 144-unit apartment complex located in Conway, Arkansas. On September 28, 2007, the Registrant entered into four separate Assignment and Assumption Agreements with various individuals to provide for the assignment of the Registrant’s limited partnership interests in Edgewood, Germantown, Meadow Lake and Salem Park for approximately $411,000, $1,534,000, $99,000 and $1,947,000, respectively. The Registrant had investment balances of approximately $201,000, $239,000, $115,000, and zero in Edgewood, Germantown, Meadow Lake and Salem Park, respectively, as of June 30, 2007.

The foregoing descriptions are qualified in their entirety by reference to the Assignment and Assumption Agreements, copies of which are filed as exhibits 10.1, 10.2, 10.3 and 10.4 to this report.

In accordance with the Amended and Restated Agreement of Limited Partnership, the Registrant’s general partner is currently evaluating what portion, if any, of the proceeds from the assignment of its limited partnership interests might be distributed to the Registrant’s partners or retained by the Registrant to cover operations and reserves.

Item 9.01

Financial Statements and Exhibits

(d) Exhibits

The following exhibits are file with this report:

10.1

Assignment and Assumption Agreement by and between National Tax Credit Investors II, a California limited partnership and National Tax Credit, Inc. II, a California Corporation and Edgewood Management Company, Inc., an Arkansas Corporation, and James E. Lindsey, Walter L. Harber, and Gary S. Cuozzo individuals, dated September 28, 2007.

10.2

Assignment and Assumption Agreement by and between National Tax Credit Investors II, a California limited partnership and National Tax Credit, Inc. II, a California Corporation and Germantown Management Company, Inc., an Arkansas Corporation, and James E. Lindsey, Walter L. Harber, Gary S. Cuozzo, and Edward Calhoun individuals, dated September 28, 2007.

10.3

Assignment and Assumption Agreement by and between National Tax Credit Investors II, a California limited partnership and National Tax Credit, Inc. II, a California Corporation and Meadow Lake Management Company, Inc., an Arkansas Corporation, and Porter R. Rodgers Jr., William Ball, and James E. Lindsey, individuals, dated September 28, 2007.

10.4

Assignment and Assumption Agreement by and between National Tax Credit  Investors II, a California limited partnership and National Tax Credit, Inc. II, a California Corporation and Salem Park Management Company,  Inc., an Arkansas Corporation, and James E. Lindsey, Walter L. Harber, Gary S. Cuozzo, and Edward Calhoun individuals, dated September 28, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL TAX CREDIT INVESTORS II

By:

National Partnership Investments Corp.

General Partner

By:

/s/Stephen B. Waters

Stephen B. Waters

Vice President

Date:

October 4, 2007